                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1993 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 01, 1993 to December 31, 1993 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of January, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  ------------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.90%, 6.10%, 6.90%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-1
                         CLASS A1, A2, A3 CERTIFICATES
                                 MONTHLY REPORT
                                 December, 1993

                                     TRUST ACCOUNT #3331202-0
                                     CUSIP#'S  393505-AV4, AW2, AX0
                                     REMITTANCE DATE: 1/18/94

                                                        Total       $Per $1,000
                                                        Amount        Original
                                                    --------------  ------------
A.  Interest
    (1)  Aggregate Interest
         a. Class A-1 Interest                          272,374.35    3.36264630
         b. Class A-2 Interest                          325,333.34    5.08333344
         c. Class A-3 Interest                          433,277.23    5.75000003

    (2)  Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                          .00           .00

    (3)  Remaining:
         a. Unpaid Class A Interest
            Shortfall                                          .00           .00

B.  Principal
    (4)  Formula Principal Distribution               2,187,287.60           N/A
         a. Scheduled Principal                         531,314.56           N/A
         b. Principal Prepayments                     1,501,650.04           N/A
         c. Liquidated Contracts                        154,323.00           N/A
         d. Repurchases                                       0.00           N/A

    (5)  Pool Scheduled Principal
         Balance                                    233,917,273.26  934.17203430
   (5a)  Pool Factor                                     .93417203

    (6)  Class A Schedule Principal
         Deficiency Amount (if any)
         following prior Remittance date                       .00           .00

    (7)  Class A principal distribution:
         a. Class A-1                                 2,187,287.60   27.00355062
         b. Class A-2                                          .00           .00
         c. Class A-3                                          .00           .00

    (8)  Class A-1 Principal Balance                 64,516,635.40  796.50167160
   (8a)  Class A-1 Pool Factor                           .79650167

    (9)  Class A-2 Principal Balance                 64,000,000.00  1000.0000000
   (9a)  Class A-2 Pool Factor                          1.00000000

   (10)  Class A-3 Principal Balance                 75,352,561.32  1000.0000000
  (10a)  Class A-3 Pool Factor                          1.00000000

   (11)  Class A Scheduled Principal
         Deficiency Amount (if any)
         following current Remittance Date                     .00           .00

                       GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.90%, 6.10%, 6.90%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-1
                         CLASS A1, A2, A3 CERTIFICATES
                                 MONTHLY REPORT
                                 December, 1993
                                     Page 2

                                      TRUST ACCOUNT #3331201-0
                                      CUSIP#'S  393505-AV4, AW2, AX0
                                      REMITTANCE DATE:  1/18/94

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (12)  31-59 days                         1,793,528.36              79

    (13)  60 days or more                      917,136.56              39

    (14)  Current Month Repossessions          222,294.29              10

    (15)  Repossession Inventory               844,238.56              39

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.45%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-1
                           CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                 December, 1993

                                                        CUSIP NO.     #393505AV6
                                                        REMITTANCE DATE: 1/18/94

                                                       Total $       Per $1,000
                                                        Amount        Original
                                                     ------------  -------------

  (1)  Amount Available                              4,182,833.98

  (2)  Remaining Amount Available                      964,561.47

 (2a)  Monthly Servicing Fee                           196,753.80

  (3)  Aggregate Class B Interest                      211,588.54     7.04166670

  (4)  Amount applied to Unpaid
       Class B Interest Shortfall                             .00            .00

  (5)  Remaining Unpaid Class B
       Interest Shortfall                                     .00            .00

  (6)  Aggregate Principal (Until Class A-1,
       Class A-2 and Class A-3 principal balances
       reach zero, Aggregate principal equals
       Class B Principal Liquidation Loss Amount)             .00            .00

  (7)  Class B Principal
       Liquidation Loss Amount                                .00            .00

  (8)  Amount, if any, by which the Class B Formula
       Distribution for such Remittance Date exceeds the Remaining Amount available for such Remittance Date

  (9)  Guarantee Payment

 (10)  Class B Principal Balance                                   30,048,076.54

(10a)  Class B Pool Factor                                            1.00000000

 (11)  Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company is not
       the Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount and Class B Distribution Amount
       Amount; if the Company is the Servicer)                        196,753.80

 (12)  3% Guaranty Fee                                                584,793.18
 (13)  Class C Residual Payment                                       168,179.75

 (14)  Repossessed Contracts                                          222,294.29
 (15)  Repossessed Contracts Remaining in Inventory                   844,238.56

                                     GTFC
                                     93-1
                                December, 1993
                              Defaulted Contracts

                                                                     Estimated
                                                  Repurchase          Loss at
Account#         Principal         Interest         Amount           Sale Date
- --------        -----------       -----------     -----------        ----------
20312005          10,238.17           58.27         10,296.44           3,900.12
21313084          14,998.52           85.36         15,083.88           1,912.73
25317412          16,241.75           92.44         16,334.19           7,041.52
29306757          13,415.66           76.35         13,492.01           4,935.49
75305942           4,088.96           23.27          4,112.23           2,548.41
76308849          43,681.14          248.61         43,929.75          10,699.33
83311187          25,887.73          147.34         26,035.07           2,518.44
97316233          25,771.07          146.68         25,917.75           1,045.41
                -----------         -------       -----------         ----------

TOTALS          $154,323.00         $878.32       $155,201.32         $34,601.45
                ===========         =======       ===========         ==========
